UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 19, 2013

Rockwell Collins, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Road NE Cedar Rapids, Iowa	52498
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 295-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On December 18, 2013, the Company announced that Robert J. Perna will succeed Gary R. Chadick (a named executive officer) as the Company's General Counsel on January 13, 2014 and as the Company's Secretary on February 8, 2014. Mr. Chadick's last day as an employee of the Company is expected to be February 7, 2014. The Company's press release announcing this change is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Robert J. Perna, age 49, previously served as Vice President, General Counsel and Secretary for A.M. Castle & Co. from 2008 to 2013. He also held in-house positions with Navistar International, GE Capital Rail Systems and CNH Global.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of the Company dated December 18, 2013

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

Dated: December 19, 2013	By	/s/ Patrick E. Allen
Patrick E. Allen
Senior Vice President,
Chief Financial Officer

Exhibit Index

99.1    Press Release of the Company dated December 18, 2013